CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report on PaineWebber RMA Money Fund, Inc. dated August 17, 1995, in this Registration
Statement (Form N-14) of PaineWebber RMA Money Fund, Inc.




                                          ERNST & YOUNG LLP


New York, New York
December 5, 1995